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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2003

OMTOOL, LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22871 (Commission File Number)	02-0447481 (I.R.S. Employer Identification No.)
8A Industrial Way Salem, NH	03079
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (603) 898-8900

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 25, Omtool, Ltd. announced its financial results for the three months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.
Date: July 28, 2003	By:	/s/ TIMOTHY P. LOSIK Timothy P. Losik Vice President, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated July 25, 2003

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  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX